EXHIBIT 32.2
CERTIFICATIONS PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with this annual report of Ivanhoe Mines Ltd. on Form 40-F for the fiscal period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tony Giardini, Chief Financial Officer of the issuer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date:	January 31, 2007

By:	/s/ Tony Giardini
Tony Giardini
Chief Financial Officer